                                                                  EXHIBIT 16(ii)

                               POWER OF ATTORNEY

     I, Frederic V. Malek, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
-------------------------------------  ---------------------------------  -----------------------
/s/ Frederic V. Malek                               Trustee                 September 20, 2001
-------------------------------------
Frederic V. Malek

                               POWER OF ATTORNEY

     I, Paul H. Schubert, Vice President and Treasurer (Chief Financial and Accounting Officer) of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer (Chief Financial and Accounting Officer) of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
-------------------------------------  ---------------------------------  -----------------------
                                         Vice President and Treasurer
/s/ Paul H. Schubert                    (Chief Financial and Accounting     September 25, 2001
-------------------------------------              Officer)
Paul H. Schubert